EXHIBIT 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	September 30
BALANCE SHEET DATA	2009	2008	% Change
Total assets	$16,526,709	$16,136,145	2.4%
Loans, net of unearned income	11,968,246	11,823,529	1.2%
Investment securities	3,274,399	2,806,535	16.7%
Deposits	12,032,680	9,916,555	21.3%
Shareholders’ equity	1,923,763	1,603,910	19.9%

				Nine Months Ended
	Quarter Ended September 30			September 30
INCOME SUMMARY	2009	2008	% Change	2009	2008	% Change
Interest income	$197,861	$213,809	(7.5%)	$591,525	$658,421	(10.2%)
Interest expense	(65,060)	(79,791)	(18.5%)	(206,664)	(266,614)	(22.5%)

Net interest income	132,801	134,018	(0.9%)	384,861	391,807	(1.8%)
Provision for loan losses	(45,000)	(26,700)	68.5%	(145,000)	(54,626)	165.4%
Investment securities gains (losses)	(45)	(9,501)	99.5%	2,951	(29,902)	N/M
Gain on sale of credit card portfolio	—	—	—	—	13,910	(100.0%)
Other income	41,225	40,316	2.3%	130,520	116,637	11.9%
Other expenses	(99,810)	(99,355)	0.5%	(313,988)	(305,751)	2.7%

Income before income taxes	29,171	38,778	(24.8%)	59,344	132,075	(55.1%)
Income tax expense	(5,825)	(9,702)	(40.0%)	(9,802)	(35,825)	(72.6%)

Net income	23,346	29,076	(19.7%)	$49,542	$96,250	(48.5%)
Preferred stock dividends and discount accretion	(5,046)	—	N/A	(15,123)	—	N/A

Net income available to common shareholders	$18,300	$29,076	(37.1%)	$34,419	$96,250	(64.2%)

PER COMMON SHARE:

Net income:
Basic	$0.10	$0.17	(41.2%)	$0.20	$0.55	(63.6%)
Diluted	0.10	0.17	(41.2%)	0.20	0.55	(63.6%)

Cash dividends	0.03	0.15	(80.0%)	0.09	0.45	(80.0%)
Shareholders’ equity	8.82	9.18	(3.9%)	8.82	9.18	(3.9%)
Shareholders’ equity (tangible)	5.68	5.46	4.0%	5.68	5.46	4.0%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.56%	0.73%		0.40%	0.81%
Return on average common shareholders’ equity	4.78%	7.25%		3.06%	8.02%
Return on average common shareholders’ equity (tangible)	7.91%	12.72%		5.24%	14.00%
Net interest margin	3.55%	3.77%		3.48%	3.71%
Efficiency ratio	55.33%	54.74%		58.76%	56.22%
Tangible common equity to tangible assets	6.26%	6.16%		6.26%	6.16%
Non-performing assets to total assets	1.82%	1.15%		1.82%	1.15%

N/A — Not applicable

N/M — Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	September 30	September 30	June 30	September 30	June 30
	2009	2008	2009	2008	2009
ASSETS
Cash and due from banks	$252,004	$315,841	$299,818	(20.2%)	(15.9%)
Loans held for sale	84,766	71,090	242,439	19.2%	(65.0%)
Other interest-earning assets	24,048	50,189	25,890	(52.1%)	(7.1%)
Investment securities	3,274,399	2,806,535	3,335,403	16.7%	(1.8%)
Loans, net of unearned income	11,968,246	11,823,529	11,866,818	1.2%	0.9%
Allowance for loan losses	(234,511)	(136,988)	(214,170)	71.2%	9.5%

Net Loans	11,733,735	11,686,541	11,652,648	0.4%	0.7%
Premises and equipment	204,520	199,464	205,074	2.5%	(0.3%)
Accrued interest receivable	60,433	62,018	58,077	(2.6%)	4.1%
Goodwill and intangible assets	554,041	649,635	555,272	(14.7%)	(0.2%)
Other assets	338,763	294,832	501,231	14.9%	(32.4%)

Total Assets	$16,526,709	$16,136,145	$16,875,852	2.4%	(2.1%)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$12,032,680	$9,916,555	$11,716,297	21.3%	2.7%
Short-term borrowings	722,618	2,589,966	1,317,293	(72.1%)	(45.1%)
Federal Home Loan Bank advances and long-term debt	1,650,870	1,819,889	1,750,967	(9.3%)	(5.7%)
Other liabilities	196,778	205,825	218,367	(4.4%)	(9.9%)

Total Liabilities	14,602,946	14,532,235	15,002,924	0.5%	(2.7%)
Preferred stock	369,950	—	369,610	N/A	0.1%
Common shareholders’ equity	1,553,813	1,603,910	1,503,318	(3.1%)	3.4%

Total Shareholders’ Equity	1,923,763	1,603,910	1,872,928	19.9%	2.7%

Total Liabilities and Shareholders’ Equity	$16,526,709	$16,136,145	$16,875,852	2.4%	(2.1%)

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate — commercial mortgage	$4,186,654	$3,873,802	$4,121,208	8.1%	1.6%
Commercial — industrial, financial and agricultural	3,719,966	3,554,615	3,614,144	4.7%	2.9%
Real estate — home equity	1,651,711	1,647,063	1,653,461	0.3%	(0.1%)
Real estate — construction	1,029,079	1,308,008	1,096,047	(21.3%)	(6.1%)
Real estate — residential mortgage	930,207	972,930	925,270	(4.4%)	0.5%
Consumer	375,685	388,032	371,492	(3.2%)	1.1%
Leasing and other	74,944	79,079	85,196	(5.2%)	(12.0%)

Total Loans, net of unearned income	$11,968,246	$11,823,529	$11,866,818	1.2%	0.9%

Deposits, by type:
Noninterest-bearing demand	$1,932,382	$1,690,499	$1,942,845	14.3%	(0.5%)
Interest-bearing demand	1,922,648	1,690,330	1,793,070	13.7%	7.2%
Savings deposits	2,732,284	2,166,998	2,436,815	26.1%	12.1%
Time deposits	5,445,366	4,368,728	5,543,567	24.6%	(1.8%)

Total Deposits	$12,032,680	$9,916,555	$11,716,297	21.3%	2.7%

Short-term borrowings, by type:
Federal funds purchased	$210,865	$1,326,873	$781,357	(84.1%)	(73.0%)
Short-term promissory notes	258,911	460,512	274,028	(43.8%)	(5.5%)
Customer repurchase agreements	252,842	222,415	261,444	13.7%	(3.3%)
Overnight borrowings and other	—	580,166	464	(100.0%)	(100.0%)

Total Short-term borrowings	$722,618	$2,589,966	$1,317,293	(72.1%)	(45.1%)

N/A — Not Applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from		Nine Months Ended
	Sep 30	Sep 30	Jun 30	Sep 30	Jun 30	September 30
	2009	2008	2009	2008	2009	2009	2008	% Change
Interest Income:
Interest income	$197,861	$213,809	$198,097	(7.5%)	(0.1%)	$591,525	$658,421	(10.2%)
Interest expense	65,060	79,791	70,153	(18.5%)	(7.3%)	206,664	266,614	(22.5%)

Net Interest Income	132,801	134,018	127,944	(0.9%)	3.8%	384,861	391,807	(1.8%)
Provision for loan losses	45,000	26,700	50,000	68.5%	(10.0%)	145,000	54,626	165.4%

Net Interest Income after Provision	87,801	107,318	77,944	(18.2%)	12.6%	239,861	337,181	(28.9%)
Other Income:
Service charges on deposit accounts	15,321	16,177	15,061	(5.3%)	1.7%	45,276	45,463	(0.4%)
Other service charges and fees	10,003	9,598	9,595	4.2%	4.3%	27,952	27,320	2.3%
Investment management and trust services	8,191	8,045	7,876	1.8%	4.0%	23,970	25,193	(4.9%)
Gains on sales of mortgage loans	2,778	2,266	7,395	22.6%	(62.4%)	18,764	7,247	158.9%
Investment securities gains (losses)	(45)	(9,501)	77	99.5%	N/M	2,951	(29,902)	N/M
Gain on sale of credit card portfolio	—	—	—	—	—	—	13,910	(100.0%)
Other	4,932	4,230	5,373	16.6%	(8.2%)	14,558	11,414	27.5%

Total Other Income	41,180	30,815	45,377	33.6%	(9.2%)	133,471	100,645	32.6%
Other Expenses:
Salaries and employee benefits	54,086	55,310	55,799	(2.2%)	(3.1%)	165,189	164,786	0.2%
Net occupancy expense	10,165	10,237	10,240	(0.7%)	(0.7%)	31,428	30,999	1.4%
FDIC insurance expense	5,244	1,147	12,206	357.2%	(57.0%)	21,738	2,684	709.9%
Equipment expense	3,281	3,061	3,300	7.2%	(0.6%)	9,660	9,907	(2.5%)
Data processing	3,121	3,242	2,907	(3.7%)	7.4%	9,100	9,604	(5.2%)
Marketing	1,982	3,097	1,724	(36.0%)	15.0%	6,277	9,521	(34.1%)
Intangible amortization	1,429	1,730	1,434	(17.4%)	(0.3%)	4,326	5,386	(19.7%)
Operating risk loss	338	3,480	144	(90.3%)	134.7%	6,683	19,108	(65.0%)
Other	20,164	18,051	20,052	11.7%	0.6%	59,587	53,756	10.8%

Total Other Expenses	99,810	99,355	107,806	0.5%	(7.4%)	313,988	305,751	2.7%

Income Before Income Taxes	29,171	38,778	15,515	(24.8%)	88.0%	59,344	132,075	(55.1%)
Income tax expense	5,825	9,702	2,404	(40.0%)	142.3%	9,802	35,825	(72.6%)

Net Income	23,346	29,076	13,111	(19.7%)	78.1%	49,542	96,250	(48.5%)
Preferred stock dividends and discount accretion	(5,046)	—	(5,046)	N/A	—	(15,123)	—	N/A

Net Income Available to Common Shareholders	$18,300	$29,076	$8,065	(37.1%)	126.9%	$34,419	$96,250	(64.2%)

PER COMMON SHARE:
Net income:
Basic	$0.10	$0.17	$0.05	(41.2%)	100.0%	$0.20	$0.55	(63.6%)
Diluted	0.10	0.17	0.05	(41.2%)	100.0%	0.20	0.55	(63.6%)

Cash dividends	$0.03	$0.15	$0.03	(80.0%)	—	$0.09	$0.45	(80.0%)
Shareholders’ equity	8.82	9.18	8.56	(3.9%)	3.0%	8.82	9.18	(3.9%)
Shareholders’ equity (tangible)	5.68	5.46	5.40	4.0%	5.2%	5.68	5.46	4.0%

Weighted average shares (basic)	175,783	174,463	175,554	0.8%	0.1%	175,552	174,017	0.9%
Weighted average shares (diluted)	176,078	174,912	175,724	0.7%	0.2%	175,785	174,551	0.7%
Shares outstanding, end of period	176,149	174,687	175,706	0.8%	0.3%	176,149	174,687	0.8%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.56%	0.73%	0.32%			0.40%	0.81%
Return on average common shareholders’ equity	4.78%	7.25%	2.16%			3.06%	8.02%
Return on average common shareholders’ equity (tangible)	7.91%	12.72%	3.83%			5.24%	14.00%
Net interest margin	3.55%	3.77%	3.43%			3.48%	3.71%
Efficiency ratio	55.33%	54.74%	60.08%			58.76%	56.22%

N/A — Not applicable

N/M — Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	September 30, 2009			September 30, 2008			June 30, 2009
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,913,581	$163,915	5.46%	$11,696,841	$181,562	6.18%	$11,960,669	$163,744	5.49%
Taxable investment securities	2,722,751	29,376	4.31%	2,117,207	26,025	4.92%	2,673,136	29,422	4.40%
Tax-exempt investment securities	436,209	6,101	5.59%	509,994	6,944	5.45%	462,991	6,425	5.55%
Equity securities	132,176	632	1.90%	168,690	1,614	3.82%	134,702	660	1.96%

Total Investment Securities	3,291,136	36,109	4.39%	2,795,891	34,583	4.95%	3,270,829	36,507	4.47%
Loans held for sale	102,367	1,550	6.06%	101,319	1,539	6.08%	139,354	1,628	4.67%
Other interest-earning assets	24,348	51	0.83%	19,013	142	2.94%	20,897	40	0.76%

Total Interest-earning Assets	15,331,432	201,625	5.23%	14,613,064	217,826	5.94%	15,391,749	201,919	5.26%
Noninterest-earning assets:
Cash and due from banks	301,875			322,550			283,399
Premises and equipment	204,416			197,895			204,451
Other assets	959,628			933,303			938,156
Less: allowance for loan losses	(234,446)			(123,865)			(211,166)

Total Assets	$16,562,905			$15,942,947			$16,606,589

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,883,087	$2,119	0.45%	$1,734,198	$3,166	0.73%	$1,818,897	$2,002	0.44%
Savings deposits	2,556,717	5,187	0.80%	2,192,747	6,633	1.20%	2,307,089	4,401	0.76%
Time deposits	5,554,349	36,519	2.61%	4,308,903	37,393	3.45%	5,625,841	41,604	2.97%

Total Interest-bearing Deposits	9,994,153	43,825	1.74%	8,235,848	47,192	2.28%	9,751,827	48,007	1.97%
Short-term borrowings	863,281	835	0.38%	2,432,109	12,877	2.08%	1,186,541	921	0.31%
Federal Home Loan Bank advances and long-term debt	1,695,427	20,400	4.77%	1,819,897	19,722	4.32%	1,780,120	21,225	4.78%

Total Interest-bearing Liabilities	12,552,861	65,060	2.06%	12,487,854	79,791	2.54%	12,718,488	70,153	2.21%
Noninterest-bearing liabilities:
Demand deposits	1,922,460			1,669,908			1,812,539
Other	198,314			190,012			206,901

Total Liabilities	14,673,635			14,347,774			14,737,928
Shareholders’ equity	1,889,270			1,595,173			1,868,661

Total Liabilities and Shareholders’ Equity	$16,562,905			$15,942,947			$16,606,589

Net interest income/net interest margin (fully taxable equivalent)		136,565	3.55%		138,035	3.77%		131,766	3.43%

Tax equivalent adjustment		(3,764)			(4,017)			(3,822)

Net interest income		$132,801			$134,018			$127,944

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	September 30	September 30	June 30	September 30	June 30
	2009	2008	2009	2008	2009
Loans, by type:
Real estate — commercial mortgage	$4,158,802	$3,806,311	$4,091,498	9.3%	1.6%
Commercial — industrial, financial and agricultural	3,667,854	3,545,797	3,656,294	3.4%	0.3%
Real estate — home equity	1,651,400	1,619,687	1,668,562	2.0%	(1.0%)
Real estate — construction	1,050,359	1,324,085	1,152,195	(20.7%)	(8.8%)
Real estate — residential mortgage	933,943	947,510	935,983	(1.4%)	(0.2%)
Consumer	371,676	369,052	371,610	0.7%	—
Leasing and other	79,547	84,399	84,527	(5.7%)	(5.9%)

Total Loans, net of unearned income	$11,913,581	$11,696,841	$11,960,669	1.9%	(0.4%)

Deposits, by type:
Noninterest-bearing demand	$1,922,460	$1,669,908	$1,812,539	15.1%	6.1%
Interest-bearing demand	1,883,087	1,734,198	1,818,897	8.6%	3.5%
Savings deposits	2,556,717	2,192,747	2,307,089	16.6%	10.8%
Time deposits	5,554,349	4,308,903	5,625,841	28.9%	(1.3%)

Total Deposits	$11,916,613	$9,905,756	$11,564,366	20.3%	3.0%

Short-term borrowings, by type:
Federal funds purchased	$348,444	$1,399,130	$580,020	(75.1%)	(39.9%)
Short-term promissory notes	259,534	486,179	297,743	(46.6%)	(12.8%)
Customer repurchase agreements	254,789	213,827	256,306	19.2%	(0.6%)
Federal Reserve Bank borrowings	—	—	48,352	—	(100.0%)
Overnight borrowings and other	514	332,973	4,120	(99.8%)	(87.5%)

Total Short-term borrowings	$863,281	$2,432,109	$1,186,541	(64.5%)	(27.2%)

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Nine Months Ended September 30
	2009			2008
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,971,378	$491,412	5.49%	$11,472,748	$554,437	6.45%
Taxable investment securities	2,538,045	85,648	4.50%	2,275,681	84,114	4.93%
Tax-exempt investment securities	467,242	19,413	5.54%	511,871	20,831	5.43%
Equity securities	134,710	2,066	2.05%	192,803	5,723	3.96%

Total Investment Securities	3,139,997	107,127	4.55%	2,980,355	110,668	4.95%
Loans held for sale	115,388	4,439	5.13%	102,819	4,726	6.13%
Other interest-earning assets	20,754	140	0.90%	20,701	462	2.96%

Total Interest-earning Assets	15,247,517	603,118	5.29%	14,576,623	670,293	6.14%
Noninterest-earning assets:
Cash and due from banks	301,009			318,844
Premises and equipment	203,919			196,977
Other assets	940,974			948,134
Less: allowance for loan losses	(211,105)			(116,598)

Total Assets	$16,482,314			$15,923,980

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,819,135	$5,896	0.43%	$1,709,380	$10,538	0.82%
Savings deposits	2,309,103	13,941	0.81%	2,179,432	22,396	1.37%
Time deposits	5,538,068	121,890	2.94%	4,396,409	128,873	3.92%

Total Interest-bearing Deposits	9,666,306	141,727	1.96%	8,285,221	161,807	2.61%
Short-term borrowings	1,186,568	3,193	0.36%	2,365,052	44,093	2.46%
Federal Home Loan Bank advances and long-term debt	1,754,010	61,744	4.71%	1,829,981	60,714	4.43%

Total Interest-bearing Liabilities	12,606,884	206,664	2.19%	12,480,254	266,614	2.85%
Noninterest-bearing liabilities:
Demand deposits	1,798,522			1,649,560
Other	202,209			190,487

Total Liabilities	14,607,615			14,320,301
Shareholders’ equity	1,874,699			1,603,679

Total Liabilities and Shareholders’ Equity	$16,482,314			$15,923,980

Net interest income/net interest margin (fully taxable equivalent)		396,454	3.48%		403,679	3.71%

Tax equivalent adjustment		(11,593)			(11,872)

Net interest income		$384,861			$391,807

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Nine Months Ended
	September 30
	2009	2008	% Change
Loans, by type:
Real estate — commercial mortgage	$4,100,119	$3,673,874	11.6%
Commercial — industrial, financial and agricultural	3,660,083	3,504,467	4.4%
Real estate — home equity	1,672,678	1,571,567	6.4%
Real estate — construction	1,143,476	1,332,548	(14.2%)
Real estate — residential mortgage	942,407	898,875	4.8%
Consumer	368,109	406,196	(9.4%)
Leasing and other	84,506	85,221	(0.8%)

Total Loans, net of unearned income	$11,971,378	$11,472,748	4.3%

Deposits, by type:
Noninterest-bearing demand	$1,798,522	$1,649,560	9.0%
Interest-bearing demand	1,819,135	1,709,380	6.4%
Savings deposits	2,309,103	2,179,432	5.9%
Time deposits	5,538,068	4,396,409	26.0%

Total Deposits	$11,464,828	$9,934,781	15.4%

Short-term borrowings, by type:
Federal funds purchased	$571,864	$1,296,074	(55.9%)
Short-term promissory notes	297,831	475,523	(37.4%)
Customer repurchase agreements	252,539	221,253	14.1%
Federal Reserve Bank borrowings	61,685	—	N/A
Overnight borrowings and other	2,649	372,202	(99.3%)

Total Short-term borrowings	$1,186,568	$2,365,052	(49.8%)

N/A — Not applicable

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended			Nine Months Ended
	September 30	September 30	June 30	September 30
	2009	2008	2009	2009	2008
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$220,954	$126,223	$200,063	$180,137	$112,209
Loans charged off:
Real estate — construction	(9,356)	(2,733)	(11,294)	(32,892)	(3,014)
Commercial — industrial, agricultural and financial	(7,787)	(4,684)	(6,274)	(24,683)	(12,200)
Real estate — commercial mortgage	(3,554)	(2,405)	(5,961)	(13,475)	(2,828)
Real estate — residential mortgage and home equity	(1,065)	(719)	(1,830)	(4,832)	(2,969)
Consumer	(2,527)	(991)	(3,064)	(7,667)	(3,738)
Leasing and other	(1,637)	(1,166)	(2,099)	(4,682)	(3,771)

Total loans charged off	(25,926)	(12,698)	(30,522)	(88,231)	(28,520)
Recoveries of loans charged off:
Real estate — construction	26	17	214	352	17
Commercial — industrial, agricultural and financial	444	749	306	1,654	1,025
Real estate — commercial mortgage	493	88	25	528	230
Real estate — residential mortgage and home equity	1	133	147	149	138
Consumer	354	304	511	1,294	1,022
Leasing and other	375	313	210	838	1,082

Recoveries of loans previously charged off	1,693	1,604	1,413	4,815	3,514

Net loans charged off	(24,233)	(11,094)	(29,109)	(83,416)	(25,006)
Provision for loan losses	45,000	26,700	50,000	145,000	54,626

Balance at end of period	$241,721	$141,829	$220,954	$241,721	$141,829

Net charge-offs to average loans (annualized)	0.81%	0.38%	0.97%	0.93%	0.29%

COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses	$234,511	$136,988	$214,170
Reserve for unfunded lending commitments	7,210	4,841	6,784

Allowance for credit losses	$241,721	$141,829	$220,954

NON-PERFORMING ASSETS:
Non-accrual loans	$228,961	$143,310	$228,132
Loans 90 days past due and accruing	52,797	21,354	39,135

Total non-performing loans	281,758	164,664	267,267
Other real estate owned	19,151	21,706	24,916

Total non-performing assets	$300,909	$186,370	$292,183

NON-PERFORMING LOANS, BY TYPE:
Real estate — construction	$104,789	$57,436	$102,977
Commercial — industrial, agricultural and financial	63,217	41,489	58,433
Real estate — commercial mortgage	54,930	32,642	57,786
Real estate — residential mortgage and home equity	46,192	26,274	37,231
Consumer	12,292	6,558	9,764
Leasing	338	265	1,076

Total non-performing loans	$281,758	$164,664	$267,267

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	1.91%	1.21%	1.92%
Non-performing assets to total loans and OREO	2.51%	1.57%	2.46%
Non-performing assets to total assets	1.82%	1.15%	1.73%
Allowance for credit losses to loans outstanding	2.02%	1.20%	1.86%
Allowance for loan losses to loans outstanding	1.96%	1.16%	1.80%
Allowance for credit losses to non-performing loans	85.79%	86.13%	82.67%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	24.24%	17.00%	24.99%